MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2012
Marketable Securities [Abstract]
Schedule of Available-for-sale Securities Reconciliation

(in thousands of $)	2012	2011
Cost	1,378	1,355
Accumulated net unrealized loss	(143)	(670)
Fair value	1,235	685

Schedule of realized loss on sale of available-for-sale securities

(in thousands of $)	2012	2011	2010
Proceeds from sale of available-for-sale securities	—	46,547	—
Realized loss on sale of securities	—	3,355	—